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                   EXHIBIT 23.1 - CONSENT OF ERNST & YOUNG LLP

                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the registration statements (Nos. 333-04731, 333-04733 and 333-52565) on Forms S-8 of our report dated
February 23, 2001 with respect to the consolidated financial statements of National TechTeam, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2000.



                                                         /s/ Ernst & Young LLP


Detroit, Michigan
March 26, 2001